                                                                   Exhibit 10.26

ISTA PHARMACEUTICALS
ATTACHMENT 2 - REVISED PAYMENT AND PERFORMANCE SCHEDULE

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                                                                                         ADJUSTMENT    ADJUSTMENT
                                                                          REVISED STUDY  AMENDMENT 3   AMENDMENT 3   REVISED STUDY
                                              ORIGINAL STUDY  ADJUSTMENT    TOTAL       OCCURRING IN   OCCURRING        TOTAL
                                   UNIT COST     TOTAL       AMENDMENT 2  AMENDMENT 2      2001        POST 2001      AMENDMENT #3
------------------------------------------------------------------------------------------------------------------------------------
Up front (20%)                                563,525.00                    563,525.00                                   563,525.00
------------------------------------------------------------------------------------------------------------------------------------
Australia Regulatory
Submission                        10,000.00    10,000.00                     10,000.00                                    10,000.00
------------------------------------------------------------------------------------------------------------------------------------
CRF Finalization                   8,580.00     8,580.00                      8,580.00                                     8,580.00
------------------------------------------------------------------------------------------------------------------------------------
Site Recruitment:
---------------------------------------------------------               ---------------                            -----------------
                 CANADIAN            200.00     2,400.00                      2,400.00                                     2,400.00
---------------------------------------------------------               ---------------                            -----------------
                     U.S.            240.00     2,880.00                      2,880.00                                     2,880.00
---------------------------------------------------------               ---------------                            -----------------
                AUSTRALIA            240.00     2,400.00                      2,400.00                                     2,400.00
------------------------------------------------------------------------------------------------------------------------------------
Initiation Visits:
---------------------------------------------------------               ---------------                            -----------------
                 CANADIAN            600.00     7,200.00                      7,200.00                                     7,200.00
---------------------------------------------------------               ---------------                            -----------------
                     U.S.            720.00    18,720.00                     18,720.00                                    18,720.00
---------------------------------------------------------               ---------------                            -----------------
                AUSTRALIA          1,080.00    10,800.00                     10,800.00                                    10,800.00
------------------------------------------------------------------------------------------------------------------------------------
Interim Visits:
---------------------------------------------------------               --------------
                 CANADIAN          1,200.00   183,600.00
---------------------------------------------------------               --------------
                     U.S.          1,440.00 1,156,680.00
---------------------------------------------------------               --------------
                AUSTRALIA          1,280.00   124,800.00                    124,800.00
---------------------------------------------------------               --------------
AMENDMENT 2
ADD:
---------------------------------------------------------------------------------------
7 additional monitoring visits
per site related to 3 interim
analyses and resolution of
clinical review queries not
originally contracted:
---------------------------------------------------------------------------------------
Canadian
---------------------------------------------------------------------------------------
11 sites x 7 visits                                           92,400.00     276,000.00
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT #2 ADJUSTMENT:
Per visit rate adjusted to
$1800/visit for visits
occurring post-March, 2001
due to increased patient
population, extensive CRF
changes, increased on site
effort
------------------------------------------------------------------------------------------------------------------------------------
   58 x $1,200  =   69,600
                                 -----------------------------------------------------
   53 x $1,800  =   95,400
                                 -----------------------------------------------------
  120 x $1,800  =  214,200
TOTAL             $379,200                                                                  22,800.00     80,400.00      379,200.00
------------------------------------------------------------------------------------------------------------------------------------
U.S.
------------------------------------------------------------------------------------------------------------------------------------
58 sites x 7 visits                                          584,640.00   1,741,320.00
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT #2 ADJUSTMENT:
Per visit rate adjusted
to $2160/visit for visits
occurring post-March, 2001
due to increased patient
population, extensive CRF
changes, increased on site
effort
------------------------------------------------------------------------------------------------------------------------------------
608 x $1,440  =    875,520
                                 ---------------------------------------------------------------------------------------------------
229 x $2,160  =    494,640
                                 ---------------------------------------------------------------------------------------------------
372 x $2,160  =    803,520
                                 ---------------------------------------------------------------------------------------------------
TOTAL           $2,173,680                                                                 152,640.00    279,720.00     2,173,680.00
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT 3
ADD:
North America:  2.25 visits per
site to take total visits
per site to 22 over life of study
Australia:  5 visits per site
to take total visits per site
to 16 over life of study
------------------------------------------------------------------------------------------------------------------------------------
Canadian
------------------------------------------------------------------------------------------------------------------------------------
11 sites x 2.25 visits              1,800.00                                                              44,550.00       44,550.00
------------------------------------------------------------------------------------------------------------------------------------
U.S.
------------------------------------------------------------------------------------------------------------------------------------
58 sites x 2.25 visits              2,160.00                                                             281,880.00       281,880.00
------------------------------------------------------------------------------------------------------------------------------------
Australia
------------------------------------------------------------------------------------------------------------------------------------
9 sites x 5 visits                  1,280.00                                                              57,600.00       182,400.00
------------------------------------------------------------------------------------------------------------------------------------


ISTA PHARMACEUTICALS
ATTACHMENT 2 - REVISED PAYMENT AND PERFORMANCE SCHEDULE

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                                                                                         ADJUSTMENT    ADJUSTMENT
                                                                          REVISED STUDY  AMENDMENT 3   AMENDMENT 3   REVISED STUDY
                                              ORIGINAL STUDY  ADJUSTMENT    TOTAL       OCCURRING IN   OCCURRING        TOTAL
                                   UNIT COST     TOTAL       AMENDMENT 2  AMENDMENT 2      2001        POST 2001      AMENDMENT #3
------------------------------------------------------------------------------------------------------------------------------------
REMOVE: Unmasked Visits
North America:
------------------------------------------------------------------------------------------------------------------------------------
                    CANADIAN          900.00   10,800.00     -10,800.00           0.00                                         0.00
------------------------------------------------------------------------------------------------------------------------------------
                         U.S.       1,080.00   68,040.00     -68,040.00           0.00                                         0.00
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT 3
Unmasked Visits AUSTRALIA -
INITIAL 6 visits for 6 sites        1,280.00                                                 7,680.00                      7,680.00
performed and billed
at regular monitoring
rate for Australia
(same rate of $1280). ADD
ADD'L 6 visits for 6 sites
requested by ISTA
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT 3
ADD:  Staff Training
AUSTRALIA - Unmasked
Monitoring Procedures:                                                                       1,000.00                      1,000.00
------------------------------------------------------------------------------------------------------------------------------------
Close Out Visits:
---------------------------------------------------------               -----------------------------------------------------------
                    CANADIAN          900.00   10,800.00                     10,800.00                                    10,800.00
---------------------------------------------------------               -----------------------------------------------------------
                         U.S.       1,080.00   81,000.00                     81,000.00                                    81,000.00
---------------------------------------------------------               -----------------------------------------------------------
                   AUSTRALIA          960.00    9,600.00                      9,600.00                                     9,600.00
------------------------------------------------------------------------------------------------------------------------------------
REMOVE:  Site Audits                2,500.00  125,000.00    -125,000.00           0.00                                         0.00
------------------------------------------------------------------------------------------------------------------------------------
Australia Investigator
Meeting                            12,000.00   12,000.00                     12,000.00                                    12,000.00
------------------------------------------------------------------------------------------------------------------------------------
STUDY TRAINING                     24,550.00   24,550.00

Amendment, new CRFs,
rescue data - CRAs and                                                       36,640.00                                    36,640.00
at sites - 2 hours per
site.

($75x 2hr x 11 sites)
Canadian                              150.00                   1,650.00
-------------------------------------------------------------------------
($90x 2 hr x 58 sites)   U.S.         180.00                  10,440.00
-------------------------------------------------------------------------
SAE Management                  $300 per SAE   81,600.00
-------------------------------------------------------------------------
AMENDMENT 2
ADD: SAE Management             $500 per SAE                 136,000.00     217,600.00                                   217,600.00
Estimate of 272
additional SAEs
representing an overall
80% SAE rate for the study.

------------------------------------------------------------------------------------------------------------------------------------
DATABASE DESIGN
AMENDMENT 2                        13,500.00   13,500.00       3,750.00      17,250.00                                    17,250.00
ADD: Additional 50 hours
at $75/hr for creation &
distribution of new CRF
forms (BCVA & Efficacy)
------------------------------------------------------------------------------------------------------------------------------------
Data Entry:
------------------------------------------------------------------------------------------------------------------------------------
     1/3 Data Entered              50,000.00   50,000.00                     50,000.00                                    50,000.00
------------------------------------------------------------------------------------------------------------------------------------
     2/3 Data Entered              50,000.00   50,000.00                     50,000.00                                    50,000.00
------------------------------------------------------------------------------------------------------------------------------------
     3/3 Data Entered              50,000.00   50,000.00                     50,000.00                                    50,000.00
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT 2
ADD: Data Management
Services relating to extra                                    38,080.00      38,080.00
visit, all pts, at 18
months  Original contract
per page value of
$4/pg x 8 pgs x 1190 pts
                                                                                                                         573,580.00
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT 3
ADD:  Additional Data                                                                       12,610.00   522,890.000
Management Services
based on 5 add'l pt.
Visits x 9 pages x 1190
pts x $10 per page


------------------------------------------------------------------------------------------------------------------------------------
ADD:  ADDITIONAL
CODING REQUIREMENTS
"OTHER PROCEDURES"                                                                           5,060.00                      5,060.00
PERFORMED TO DATE (NOV/01):
Clinical Review
Dept & Physician:
48 hours x $95/hr plus
2 hrs x $250/hr
------------------------------------------------------------------------------------------------------------------------------------
ADD:  CLINICAL DATA
REVIEW PROCESS: 1 hour
per pt x approx.                                                                            96,235.00                     96,235.00
1300 pts x $95/hour
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

ISTA PHARMACEUTICALS
ATTACHMENT 2 - REVISED PAYMENT AND PERFORMANCE SCHEDULE

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                                                                                         ADJUSTMENT    ADJUSTMENT
                                                                          REVISED STUDY  AMENDMENT 3   AMENDMENT 3   REVISED STUDY
                                              ORIGINAL STUDY  ADJUSTMENT    TOTAL       OCCURRING IN   OCCURRING        TOTAL
                                   UNIT COST     TOTAL        AMENDMENT 2 AMENDMENT 2      2001        POST 2001      AMENDMENT #3
------------------------------------------------------------------------------------------------------------------------------------

ADD: SAE PAGE QC REVIEW:                                                                    12,825.00      1,425.00       14,250.00
150 hours x $95/hour
------------------------------------------------------------------------------------------------------------------------------------
PROJECT MANAGEMENT FEES
------------------------------------------------------------------------------------------------------------------------------------
(per month for 25 months -         5,566.00   139,150.00
----------------------------
rate reflects
absorption of fees
in up front payment)
--------------------------------------------------------------------------------------------------------------------
ADD:  15 add'l months             18,075.00                   271,125.00     410,275.00
----------------------------
(extended to September, 2002)
------------------------------------------------------------------------------------------------  ----------------------------------
AMENDMENT 3                                                                                                              800,275.00
ADD: 39 months

October, 2002 - March, 2002       10,000.00                                                              390,000.00
and monthly payment to be
revisited to establish
level continued level
of effort for Project
Management (study extended
to December, 2005)
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT 3
ADD:  Senior Management
Services - Dr. Wayne Davis                                                                  28,500.00
6 hrs/ wk x 19 weeks to
end of 2001 x $250/hour
------------------------------------------------------------------------------------------------------------------------------------
ENROLLMENT TRACKING:               2,519.71   120,946.00                    120,946.00                                   120,946.00
-----------------------------
Effective October, 2000 -
per month for 48 months
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT 3
ADD:  Australia 38 hours
to May, 2001 to address
Drug & Saline Expiration                                                                     3,760.00                      3,760.00
Issue
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CONTRACT                              2,938,571.00      934,245.00  3,872,816.00     343,110.00  1,658,465.00     5,845,891.00
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT 3 COMBINED TOTAL                                                                       2,001,575.00
------------------------------------------------------------------------------------------------------------------------------------
PASS-THROUGH COSTS: SPONSOR shall reimburse CONTRACTOR for reasonable pass-through costs (e.g., travel, lodging, meals) at net thirty (30) days term upon receipt of original receipt(s)/invoice.  Interest at 15% shall apply if net thirty (30) days terms are not satisfied.
------------------------------------------------------------------------------------------------------------------------------------